Exhibit 10.1
Execution Version

SECOND AMENDMENT TO AMENDED AND RESTATED TERM LOAN AGREEMENT

This SECOND AMENDMENT TO AMENDED AND RESTATED TERM LOAN AGREEMENT (this “Amendment”) dated as of June 1, 2021 by and among HEALTHCARE REALTY TRUST INCORPORATED, a corporation formed under the laws of the State of Maryland (the “Borrower”), each of the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other parties have entered into that certain Amended and Restated Term Loan Agreement dated as of May 31, 2019 (as amended and as in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”); and

WHEREAS, the Borrower, the Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Amendment to Credit Agreement. Effective as of June 1, 2021, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Applicable Percentage” in its entirety and inserting the following new definition in lieu thereof:

“Applicable Percentage” means, for any day, the rate per annum set forth below opposite the applicable Debt Rating for the applicable Class of Loans:

Pricing Level	Debt Ratings (or their equivalents)	Tranche A Eurodollar Rate Loans	Tranche A Base Rate Loans	Tranche B Eurodollar Rate Loans	Tranche B Base Rate Loans	Commitment Fee
1	A-/A3 or better	0.85%	0.85%	0.80%	0.80%	0.125%
2	BBB+/Baa1	0.90%	0.90%	0.85%	0.85%	0.150%
3	BBB/Baa2	1.00%	1.00%	0.95%	0.95%	0.200%
4	BBB-/Baa3	1.25%	1.25%	1.20%	1.20%	0.250%
5	BB+/Ba1 and below	1.65%	1.65%	1.60%	1.60%	0.300%

The Borrower will maintain a Debt Rating at all times with at least two (2) Ratings Services, and the Borrower may, at its option, obtain a third Debt Rating from another Ratings Service. The applicable Pricing Level will be determined by reference to the Debt Ratings; provided that:

(a) if Debt Ratings are provided by two (2) Ratings Services and the Debt Ratings by the Rating Services indicate different Pricing Levels, then (A) if they are only one level apart, the applicable Pricing Level shall be determined by reference to the higher or better Debt Rating and shall be set at the Pricing Level indicated thereby, and (B) if they are more than one level apart, the applicable Pricing Level shall be determined by reference to the lower (or worse) Debt Rating and shall be set at one Pricing Level above the Pricing Level that would be indicated by the lower Debt Rating (e.g., if the Debt Rating by one of the Rating Services is A- and the Debt Rating by another of the Rating Services is Baa3, the Applicable Percentage would be set at Pricing Level 3),

(b) if Debt Ratings are provided by three (3) or more Ratings Services acceptable to the Administrative Agent and the Debt Ratings indicate different Pricing Levels, then the applicable Pricing Level shall be determined by reference to the lower of the two (2) highest (or best) Debt Ratings and shall be set at the Pricing Level indicated thereby, and

(c) if a Debt Rating is not provided by at least two (2) Ratings Services, or if no Debt Rating is available, then the Applicable Percentage shall be Pricing Level 5.

The Applicable Percentage shall be determined and adjusted on the first Business Day following the date of any change in the Debt Rating. Adjustments in the Applicable Percentage shall be effective as to all Loans from the date of adjustment. Determinations by the Administrative Agent of the applicable Pricing Level shall be conclusive absent manifest error. The Administrative Agent shall promptly notify the Lenders of changes in the Applicable Percentage.

Notwithstanding the foregoing, if at the end of any fiscal year the Borrower meets the Sustainability Metric Percentage (as defined below) for such fiscal year, then from and after the fifth (5th) Business Day following the date the Borrower provides to the Administrative Agent a notice (the “Sustainability Grid Notice”) that the Sustainability Metric Percentage for such fiscal year was satisfied, the Applicable Percentage shall decrease by 0.01% (but not to below zero percent per annum) from the Applicable Percentage that would otherwise be applicable; provided that (x) at no time shall the reduction in the Applicable Percentage resulting from the delivery of the Sustainability Grid Notice exceed 0.01% and (y) on each anniversary of such change to the Applicable Percentage, the Applicable Percentage shall automatically revert to the original grid set forth above unless and until the Borrower delivers a Sustainability Grid Notice to the Administrative Agent indicating that the Sustainability Metric Percentage for the preceding fiscal year has been satisfied. Each party hereto hereby agrees that the Administrative Agent shall not have any responsibility for (or liability in respect of) reviewing, auditing or otherwise evaluating any calculation by the Borrower of any Sustainability Metric Percentage or any Sustainability Metric (or any of the data or computations that are part of or related to any such calculation) set forth in any Sustainability Grid Notice. The Administrative Agent may rely conclusively on any Sustainability Grid Notice delivered by the Borrower without any responsibility to verify the accuracy thereof.

(b) Section 1.01 of the Credit Agreement is hereby amended by inserting the following new defined terms in correct alphabetical order:

“2020 Baseline” means the Sustainability Metric for the fiscal year ended December 31, 2020, which is 1.8%.

“Qualifying Property” means a property identified by the Borrower on its portfolio schedule or other similar schedule in its quarterly supplemental report which is a real estate asset owned by the Borrower, any Subsidiary, or through the Borrower’s unconsolidated joint venture with Teachers Insurance and Annuity Association.

“Sustainability Metric” means, collectively, for any fiscal year, the number of Qualifying Properties which have current/active ENERGY STAR, LEED, IREM, CSP, or other similarly recognized third-party green building certifications as a percentage (rounded to one decimal point) of the total number of Qualifying Properties.

“Sustainability Metric Percentage” means the level of growth in the Sustainability Metric specified in the table below for the applicable fiscal year from the 2020 Baseline as shown in the table below; the Sustainability Metric Percentage for each fiscal year shall be determined as of December 31 of such fiscal year.

Fiscal Year	Sustainability Metric Percentage
2021	2020 Baseline plus 2.0%
2022	2020 Baseline plus 4.0%
2023	2020 Baseline plus 6.0%
2024	2020 Baseline plus 7.5%
2025	2020 Baseline plus 9.0%

Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following in form and substance satisfactory to the Administrative Agent:

(a) a counterpart of this Amendment duly executed by the Borrower, the Administrative Agent and each of the Tranche B Term Facility Lenders;

(b) no Default or Event of Default shall exist or shall occur as a result of this Amendment;

(c) the Administrative Agent shall have received and reviewed, with results satisfactory to the Administrative Agent and its counsel, information regarding litigation, tax, accounting, labor, insurance, pension liabilities (actual or contingent), real estate leases, material contracts, debt agreements, property ownership, environmental matters, contingent liabilities and management of the Borrower and its Subsidiaries;

(d) a certificate of the Borrower, signed on behalf of the Borrower by the Borrower’s chief executive officer or chief financial officer, certifying that, (i) since December 31, 2020, there has not been a material adverse change in the condition (financial or otherwise), operations, business, assets, liabilities or prospects of the Consolidated Group taken as a whole or in the facts and information regarding such entities as represented to date, nor has there been a downgrade of the Borrower’s credit rating of two or more notches, and (ii) there is no action, suit, investigation or proceeding pending or threatened in any court or before any arbitrator or governmental authority that purports (x) to materially and adversely affect the Borrower or its subsidiaries, or (y) to affect any transaction contemplated by or under the Credit Agreement or the ability of the Borrower and its subsidiaries or any other obligor under the guarantees to perform their respective obligations under the Credit Agreement;

(e) the Borrower and each other Credit Party shall have provided all information requested by the Administrative Agent and each Lender in order to comply with applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the Patriot Act;

(f) evidence that all fees and expenses due and payable to the Administrative Agent, any of the Lenders and any of their respective Affiliates have been paid; and

(g) such other documents, agreements and instruments as the Administrative Agent may reasonably request.

Section 3. Representations. The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a) Corporate and Governmental Authorization; No Contravention. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations hereunder and under the Credit Agreement as amended by this Amendment are within the corporate power of the Borrower, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official or other Person (except for any such action or filing that has been taken and is in full force and effect) and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the Organization Documents of the Borrower or of any material agreement, judgment, injunction, order, decree or other material instrument binding upon the Borrower or result in the creation or imposition of any Lien on any asset of the Borrower other than Liens created pursuant to the Credit Documents.

(b) Binding Effect. This Amendment and the Credit Agreement as amended by this Amendment constitute valid and binding agreements of the Borrower, enforceable against the Borrower in accordance with their terms.

(c) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

Section 4. Reaffirmation of Representations. The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower to the Administrative Agent and the Lenders in the Credit Agreement as amended by this Amendment and the other Credit Documents on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 5. Certain References. Each reference to the Credit Agreement in any of the Credit Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment. This Amendment is a Credit Document.

Section 6. Costs and Expenses. The Borrower shall reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 7. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT TAKING INTO ACCOUNT CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION).

Section 9. Effect; Ratification. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Credit Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only. The Credit Agreement is hereby ratified and confirmed in all respects. Nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent or the Lenders under the Credit Agreement or any other Credit Document.

Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 11. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Amended and Restated Term Loan Agreement to be executed as of the date first above written.

HEALTHCARE REALTY TRUST INCORPORATED

By:	/s/ B. Douglas Whitman II
Name:	B. Douglas Whitman II
Title:	SVP, Finance & Treasurer

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[Signature Page to Second Amendment to Amended and Restated Term Loan Agreement for Healthcare Realty Trust Incorporated]

Wells Fargo Bank, National Association, as Administrative
Agent and as a Tranche B Term Facility Lender

By:	/s/ Matthew Kuhn
Name:	Matthew Kuhn
Title:	Director

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[Signature Page to Second Amendment to Amended and Restated Term Loan Agreement for Healthcare Realty Trust Incorporated]

PNC BANK, Nation Association, as a Tranche B
Term Facility Lender

By:	/s/ Andrew T. White
Name:	Andrew T. White
Title:	Senior Vice President

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[Signature Page to Second Amendment to Amended and Restated Term Loan Agreement for Healthcare Realty Trust Incorporated]

U.S. BANK NATIONAL ASSOCIATION, as a Tranche B
Term Facility Lender

By:	/s/ Lori Y. Jensen
Name:	Lori Y. Jensen
Title:	Senior Vice President

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[Signature Page to Second Amendment to Amended and Restated Term Loan Agreement for Healthcare Realty Trust Incorporated]

BANK OF MONTREAL, as a Tranche B Term Facility
Lender

By:	/s/ Jonas L. Robinson
Name:	Jonas L. Robinson
Title:	VP

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[Signature Page to Second Amendment to Amended and Restated Term Loan Agreement for Healthcare Realty Trust Incorporated]

FIFTH THIRD BANK, NATIONAL ASSOCIATION as a
Tranche B Term Facility Lender

By:	/s/ Michael P. Perillo
Name:	Michael P. Perillo
Title:	Executive Director

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[Signature Page to Second Amendment to Amended and Restated Term Loan Agreement for Healthcare Realty Trust Incorporated]

TRUIST BANK, as a Tranche B Term Facility
Lender

By:	/s/ Brad Bowen
Name:	Brad Bowen
Title:	Managing Director

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FIRST HORIZON BANK, as a Tranche B Term Facility Lender

By:	/s/ Cairy Wind
Name:	Cairy Wind
Title:	SVP

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[Signature Page to Second Amendment to Amended and Restated Term Loan Agreement for Healthcare Realty Trust Incorporated]

PINNACLE BANK, as a Tranche B Term Facility
Lender

By:	/s/ Todd Carter
Name:	Todd Carter
Title:	Senior Vice President

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[Signature Page to Second Amendment to Amended and Restated Term Loan Agreement for Healthcare Realty Trust Incorporated]

ASSOCIATED BANK, NATIONAL ASSOCIATION as a
Tranche B Term Facility Lender

By:	/s/ Mitchell Vega
Name:	Mitchell Vega
Title:	Senior Vice President

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[Signature Page to Second Amendment to Amended and Restated Term Loan Agreement for Healthcare Realty Trust Incorporated]

UNITED BANK, as a Tranche B Term Facility Lender

By:	/s/ Frederick H. Denecke
Name:	Frederick H. Denecke
Title:	Senior Vice President

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[Signature Page to Second Amendment to Amended and Restated Term Loan Agreement for Healthcare Realty Trust Incorporated]

FIRST FINANCIAL BANK, as a Tranche B Term
Facility Lender

By:	/s/ John Wilgus
Name:	John Wilgus
Title:	Senior Vice President